UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2010

The Hartford Financial Services Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Hartford Plaza, Hartford, Connecticut		06155
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-547-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2010, The Hartford Financial Services Group, Inc. (the "Company") announced that the employment with the Company of named executive officer John Walters will terminate, effective July 31, 2010, and that he will cease being an executive officer of the Company, effective July 1, 2010. In this connection, Mr. Walters will receive benefits, including the payment of severance, under his employment agreement with the Company, filed with the Commission on February 12, 2009 as an attachment to the Company’s Annual Report on Form 10-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.
99.1 Press Release of The Hartford Financial Services Group, Inc. dated June 30, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

June 30, 2010	By:	/s/Ricardo A. Anzaldua

Name: Ricardo A. Anzaldua
Title: Senior Vice President and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of The Hartford Financial Services Group, Inc. dated June 30, 2010.